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Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of CPFL Energia S.A. (the “Company”) does hereby certify, to such officer’s knowledge, that:

     The Annual Report on Form 20-F for the year ended December 31, 2008 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ José Antonio de Almeida Filippo

Date: June 29, 2009	José Antonio de Almeida Filippo
Chief Financial Officer